                        WFS FINANCIAL 2004-3 OWNER TRUST

                           Distribution Date Statement
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 18, 2004



COLLECTIONS

                                                                                                                       DOLLARS
Payments received                                                                                                     51,530,518.94
                Plus / (Less) :
                                 Net Servicer Advances                                                                   282,973.93
                                 Investment Earnings on funds in the
                                   Collection Account                                                                     56,538.73
                                                                                                                     --------------
                                 Investment Earnings on funds in the
                                   Pre-Fund Account                                                                            0.00
                                                                                                                     --------------
Total Available Funds                                                                                                 67,505,335.27
                                                                                                                     ==============


DISTRIBUTIONS

                Servicing Fee                                                                        1,626,589.00
                Trustee and Other Fees                                                                   5,032.96
                                                                                                     ------------

Total Fee Distribution                                                                                                 1,631,621.96

                Note Interest Distribution Amount - Class A-1                       277,630.71
                Note Interest Distribution Amount - Class A-2                       973,250.00
                Note Interest Distribution Amount - Class A-3                       957,000.00
                Note Interest Distribution Amount - Class A-4                     1,116,775.00
                                                                                ---------------
                                                                                  3,324,655.71

                Note Principal Distribution Amount - Class A-1                   46,814,168.34
                Note Principal Distribution Amount - Class A-2                            0.00
                Note Principal Distribution Amount - Class A-3                            0.00
                Note Principal Distribution Amount - Class A-4                            0.00
                                                                                ---------------
                                                                                 46,814,168.34

Total Class A Interest and Principal Distribution                                                                     50,138,824.05

                Note Interest Distribution Amount - Class B-1                       175,500.00
                Note Principal Distribution Amount - Class B-1                            0.00
                                                                                ---------------

Total Class B Interest and Principal Distribution                                                                        175,500.00

                Note Interest Distribution Amount - Class C-1                       192,000.00
                Note Principal Distribution Amount - Class C-1                            0.00
                                                                                ---------------

Total Class C Interest and Principal Distribution                                                                        192,000.00

                Note Interest Distribution Amount - Class D-1                       176,366.67
                Note Principal Distribution Amount - Class D-1                            0.00
                                                                                ---------------

Total Class D Interest and Principal Distribution                                                                        176,366.67

                Spread Account Deposit                                                                                15,191,022.59
                                                                                                                     --------------


Total Distributions                                                                                                   67,505,335.27
                                                                                                                     ==============

                        WFS FINANCIAL 2004-3 OWNER TRUST

                           Distribution Date Statement
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 18, 2004



PORTFOLIO DATA:

                                                                                 # of loans
      Beginning Aggregate Principal Balance                                          86,952                       1,561,525,894.86

          Less:                  Principal Payments                                             (20,239,450.10)
                                 Full Prepayments                                    (1,323)    (20,726,305.55)
                                 Partial Prepayments                                      -                  -
                                 Liquidations                                           (94)     (1,457,880.52)
                                                                                                --------------
                                                                                                                    (42,423,636.17)
                                                                                                                 ------------------
      Ending Aggregate Principal Balance                                             85,535                       1,519,102,258.69
                                                                                                                 ==================

Ending Outstanding Principal Balance of Notes                                                                     1,463,073,848.19
Overcollateralization Amount                                                                                         56,028,410.50
Overcollateralization Level                                                                                                  3.69%

OTHER RELATED INFORMATION:

Spread Account:

                Beginning Balance (Including Spread and Capitalized Interest)                    15,615,258.95
                      Investment earnings on funds in spread account                                 20,044.72
                      Less: Funds included in Total Available Funds                             (15,635,303.67)
                      Deposits                                                                   15,191,022.59
                      Reductions                                                                             -
                                                                                                --------------
                Ending Balance                                                                                       15,191,022.59

                Beginning Initial Deposit (Including Spread and Capitalized
                  Interest)                                                                      16,230,477.17
                      Repayments                                                                             -
                                                                                                --------------
                Ending Initial Deposit                                                                               16,230,477.17

Pre-Fund Account:
                Beginning Balance                                                                            -
                      Investment earnings on funds in pre-fund account                                       -
                      Reductions                                                                          0.00
                                                                                                --------------
                Ending Balance                                                                                                0.00

Servicer Advances:
                Beginning Unreimbursed Advances                                                     729,639.40
                Net Advances                                                                        282,973.93
                                                                                                --------------
                                                                                                                      1,012,613.33

Net Charge-Off Data:
                Charge-Offs                                                                         349,238.22
                Recoveries                                                                          (42,247.36)
                                                                                                --------------
                Net Charge-Offs                                                                                         306,990.86

Delinquencies ( P&I):                                                            # of loans
                30-59 Days                                                              630       8,087,428.98
                60-89 Days                                                               84         887,375.06
                90-119 Days                                                               0                  -
                120 days and over                                                         0                  -

Repossessions                                                                            20         199,089.77

Contracts Repurchased (pursuant to Sect. 3.02, 4.07, or 9.01 of
  the Sale and Servicing Agreement)                                                       -                                      -

Cumulative Charge-Off Percentage                                                                                             0.02%

WAC                                                                                                                       10.7164%
WAM                                                                                                                         63.705

                        WFS FINANCIAL 2004-3 OWNER TRUST

                           Distribution Date Statement
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 18, 2004

=====================================================================================================================
                              BEGINNING       NOTE MONTHLY                  TOTAL
             ORIGINAL        OUTSTANDING        PRINCIPAL       PRIOR     PRINCIPAL        PRINCIPAL      CURRENT
             PRINCIPAL        PRINCIPAL       DISTRIBUTABLE   PRINCIPAL  DISTRIBUTABLE    DISTRIBUTION    PRINCIPAL
 CLASSES      BALANCE          BALANCE           AMOUNT       CARRYOVER    AMOUNT            AMOUNT       CARRYOVER
=====================================================================================================================
   A-1     229,000,000.00    186,888,016.53   46,814,168.34        0.00   46,814,168.34   46,814,168.34       0.00


   A-2     458,000,000.00    458,000,000.00            0.00        0.00            0.00            0.00       0.00


   A-3     348,000,000.00    348,000,000.00            0.00        0.00            0.00            0.00       0.00


   A-4     341,000,000.00    341,000,000.00            0.00        0.00            0.00            0.00       0.00


   B-1      60,000,000.00     60,000,000.00            0.00        0.00            0.00            0.00       0.00


   C-1      64,000,000.00     64,000,000.00            0.00        0.00            0.00            0.00       0.00


   D-1      52,000,000.00     52,000,000.00            0.00        0.00            0.00            0.00       0.00


=====================================================================================================================
TOTAL    1,552,000,000.00  1,509,888,016.53   46,814,168.34        0.00   46,814,168.34   46,814,168.34       0.00
=====================================================================================================================



===================================================
                   REMAINING          TOTAL
                 OUTSTANDING       PRINCIPAL
                   PRINCIPAL       AND INTEREST
 CLASSES            BALANCE        DISTRIBUTION
===================================================
   A-1          140,073,848.19      47,091,799.05


   A-2          458,000,000.00         973,250.00


   A-3          348,000,000.00         957,000.00


   A-4          341,000,000.00       1,116,775.00


   B-1           60,000,000.00         175,500.00


   C-1           64,000,000.00         192,000.00


   D-1           52,000,000.00         176,366.67
===================================================
TOTAL         1,463,073,848.19      50,682,690.72
===================================================



================================================================================================================================
                         NOTE MONTHLY                      TOTAL
                           INTEREST          PRIOR       INTEREST           INTEREST         CURRENT     DEFICIENCY     POLICY
   NOTE     INTEREST    DISTRIBUTABLE      INTEREST     DISTRIBUTABLE      DISTRIBUTION       INTEREST     CLAIM         CLAIM
 CLASSES      RATE          AMOUNT         CARRYOVER      AMOUNT              AMOUNT         CARRYOVER     AMOUNT        AMOUNT
================================================================================================================================
   A-1      1.72515%         277,630.71       0.00       277,630.71          277,630.71        0.00         0.00          0.00

   A-2      2.55000%         973,250.00       0.00       973,250.00          973,250.00        0.00         0.00          0.00

   A-3      3.30000%         957,000.00       0.00       957,000.00          957,000.00        0.00         0.00          0.00

   A-4      3.93000%       1,116,775.00       0.00 1     ,116,775.00       1,116,775.00        0.00          0.00         0.00

   B-1      3.51000%         175,500.00       0.00       175,500.00          175,500.00        0.00         0.00          0.00

   C-1      3.60000%         192,000.00       0.00       192,000.00          192,000.00        0.00         0.00          0.00

   D-1      4.07000%         176,366.67       0.00       176,366.67          176,366.67        0.00         0.00          0.00
================================================================================================================================
  TOTAL                    3,868,522.38       0.00 3     ,868,522.38       3,868,522.38        0.00         0.00          0.00
================================================================================================================================

                        WFS FINANCIAL 2004-3 OWNER TRUST

                              Officer's Certificate
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 18, 2004




Detailed Reporting


   See Schedule F


WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of August 31, 2004.



                             ------------------------------------------------
                             Lori Bice
                             Assistant Vice President
                             Director Technical Accounting

                             ------------------------------------------------
                             Susan Tyner
                             Vice President
                             Assistant Controller